UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2023
________________________
LIANBIO
(Exact name of registrant as specified in its charter)
________________________

Cayman Islands	001-40947	98-1594670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Drive, Suite 309 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (609) 486-2308
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 1 ordinary share, $0.000017100448 par value per share	LIAN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On April 26, 2023, LianBio (the “Company”) issued a press release announcing topline results from its Phase 3 EXPLORER-CN trial investigating mavacamten for the treatment of Chinese patients with symptomatic obstructive hypertrophic cardiomyopathy (“oHCM”), a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to host a virtual event for analysts and investors to discuss the topline data from EXPLORER-CN and an overview of the China market opportunity for mavacamten, pending regulatory approval, at 8:00 a.m. EDT / 8:00 p.m. CST on May 1, 2023.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing
Item 8.01 Other Events.

On April 26, 2023, the Company announced topline results from its Phase 3 EXPLORER-CN trial investigating mavacamten for the treatment of Chinese patients with symptomatic oHCM.

EXPLORER-CN met its primary endpoint, demonstrating a statistically significant and clinically meaningful improvement in Valsalva left ventricular outflow tract (“LVOT”) gradient from baseline to week 30 compared to placebo (p<0.001). Additionally, mavacamten demonstrated improvement for all secondary endpoints, including change from baseline to week 30 in resting LVOT peak gradient, proportion of participants achieving a Valsalva LVOT peak gradient <30 mmHg at week 30, proportion of participants achieving a Valsalva LVOT peak gradient <50 mmHg at week 30, proportion of participants with at least one NYHA class improvement from baseline to week 30, change from baseline to week 30 in Kansas City Cardiomyopathy Questionnaire (“KCCQ”) Clinical Summary Score (“CSS”), and change from baseline to week 30 in left ventricular mass index evaluated by cardiac magnetic resonance imaging.

Safety results in the trial were consistent with previous studies of mavacamten in symptomatic oHCM, and no new safety signals were reported. No participants in the study experienced decreases in left ventricular ejection fraction (“LVEF”) <50 % that required dose interruption.

The Phase 3 EXPLORER-CN trial enrolled a total of 81 patients in China with symptomatic (NYHA Class II or III) oHCM. All participants had one measurable LVOT gradient (resting or Valsalva) >50 mmHg during screening.

In April 2023, the China National Medical Products Administration (“NMPA”) accepted with Priority Review a New Drug Application (“NDA”) for mavacamten for the treatment of adults with symptomatic oHCM. The NDA is based on data from the global pivotal Phase 3 EXPLORER-HCM trial, which evaluated the safety and efficacy of mavacamten in patients with symptomatic oHCM compared to placebo. Results from the EXPLORER-HCM trial showed that mavacamten demonstrated a robust treatment effect, with clinically meaningful improvements in exercise capacity, functional status, and patient-reported outcomes, as well as the ability to relieve left ventricular outflow tract obstruction. The EXPLORER-HCM trial met all primary and secondary endpoints with statistical significance. The NDA also includes clinical data from the Company’s Phase 1 pharmacokinetic study of mavacamten in healthy Chinese volunteers that demonstrated a favorable safety and tolerability profile, and a pharmacokinetic profile comparable to that observed in the Phase 1 pharmacokinetic studies of mavacamten conducted in the United States. Blinded preliminary safety data from EXPLORER-CN also supported the early NDA filing.

The Company will complete a full evaluation of the EXPLORER-CN data and expects to work with investigators to present detailed results at an upcoming medical meeting.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute forward-looking statements. The words “expect,” “believe,” “continue,” “estimate,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s plans to use the data from EXPLORER-CN and its pharmacokinetics study to support registration of mavacamten in China, including its plans to complete a full evaluation of the EXPLORER-CN data and its expectation that it will work with investigators to present detailed results at an upcoming medical meeting. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s ability to successfully initiate and conduct its planned clinical trials and complete such clinical trials and obtain results on its expected timelines, or at all; the Company’s plans to leverage data generated in its partners’ global registrational trials and clinical development programs to obtain regulatory approval and maximize patient reach for its product candidates; the Company’s ability to identify new product candidates and successfully acquire such product candidates from third parties; competition from other biotechnology and pharmaceutical companies; general market conditions; the impact of changing laws and regulations and those risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings with the SEC.

In addition, topline and interim data from clinical trials may not be indicative of final results, and the results of early clinical trials may not be indicative of the results of later clinical trials. Moreover, nonclinical and clinical data are often susceptible to varying interpretations and analyses, and many companies that have believed their product candidates performed satisfactorily in nonclinical and clinical trials have nonetheless failed to obtain marketing approval of their products. There is a risk that additional nonclinical and/or clinical safety studies will be required by the NMPA or similar regulatory authorities in other jurisdictions, or that subsequent studies will not match results seen in prior studies. As a result, topline data should be viewed with caution until the final data are available.

Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers should not rely upon this information as current or accurate after its publication date.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by LianBio, dated April 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIANBIO

By:	/s/ Yizhe Wang
Yizhe Wang
Chief Executive Officer
Date: April 26, 2023